Exhibit 32.1

Skinovation Pharmaceutical Incorporated

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of Skinovation Pharmaceutical Incorporated (the “Company”) certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

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the quarterly report on Form 10-QSB of the Company for the quarter ended September 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

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the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2006

 /s/ John W. Peteres

John W. Peters

Principal Executive Officer

Principal Financial Officer